SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   September 22, 1997
                                                         ------------------



                            THE B.F.GOODRICH COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



New York                           1-892                          34-0252680
--------------------------------------------------------------------------------
(State or other                (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)



            4020 Kinross Lakes Parkway, Richfield, Ohio         44286-9368
            --------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code     330-659-7600
                                                              ------------



                                 Not Applicable
          ---------------------------------------------------------------
          (Former name or former address,  if changed since last report.)

Item 5.    Other Events
-------    ------------


         On September 22, 1997, The B.F.Goodrich Company ("BFGoodrich") issued a press release announcing that BFGoodrich and Rohr, Inc. ("Rohr") have signed a definitive agreement for Rohr to merge with BFGoodrich in a tax-free stock-for-stock transaction. Reference is made to Exhibit 99.1 hereto which is a copy of the press release and to Exhibit 99.2 which is a copy of the definitive agreement.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE B.F.GOODRICH COMPANY




                                                By /s/Nicholas J. Calise
                                                -----------------------------
                                                Nicholas J. Calise, Secretary



Dated:   September 25, 1997